SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2006

Date of Report

(Date of earliest event reported)

ADVANCED DIGITAL INFORMATION CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-21103	91-1618616
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11431 Willows Road NE, PO Box 97057, Redmond, WA	98073-9757
(Address of Principal Executive Offices)	(Zip Code)

(425) 881-8004

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 18, 2006, Advanced Digital Information Corporation issued a press release announcing financial results relating to its second quarter 2006 ended April 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the notes included in the text of the press release regarding forward-looking statements and the Company’s plans to file a Proxy Statement/Prospectus, and Quantum Corporation’s plans to file with the SEC a Registration Statement on Form S-4, in connection with the proposed acquisition of ADIC by Quantum.

Item 8.01	Other Events

The attached press release is also filed pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Advanced Digital Information Corporation, dated May 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 18, 2006

Advanced Digital Information Corporation

By:	/s/ Jon Gacek
Jon Gacek
Chief Financial Officer and Executive Vice President—Finance and Operations

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